UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2012

STERIS Corporation

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-14643	34-1482024
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5960 Heisley Road, Mentor, Ohio	44060-1834
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (440) 354-2600

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.03. Creation of a Direct Financial Obligation or Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The Company has executed a Third Amended and Restated Credit Agreement dated April 13, 2012 (the “Credit Agreement”) with KeyBank National Association, as administrative agent for the lenders from time to time party thereto (“Agent”), and as Joint-Lead Arranger and Joint-Book Runner, J.P. Morgan Securities LLC, as Joint-Lead Arranger and Joint-Book Runner, JP Morgan Chase Bank, N.A, as Syndication Agent, PNC Bank, National Association, as Co-Documentation Agent, and U.S. Bank National Association, as Co-Documentation Agent, and the following lenders (“Lenders”): KeyBank National Association, JPMorgan Chase Bank, N.A., PNC Bank, National Association, US Bank National Association, RBS Citizens, N.A., The Bank of Tokyo-Mitsubishi UFJ, Ltd., CitiBank, N.A., Sovereign Bank, N.A., and Bank of America, N.A. The Credit Agreement amends, restates and replaces the Company’s Second Amended and Restated Credit Agreement dated September 13, 2007 (“Original Credit Agreement”), which was to mature in September, 2012. The Company and its subsidiaries maintain other banking relationships with all of the Lenders and/or their affiliates, pursuant to which the Lenders provide lending, other banking, financial advisory and/or investment banking services. In addition, most of the Lenders also were party to the Original Credit Agreement. The Company’s obligations under the Credit Agreement are unsecured but guaranteed by its domestic material subsidiaries (as defined in the Credit Agreement).

The Credit Agreement provides $300 million of credit (which may be increased by up to an additional $100 million in specified circumstances, and subject to certain lender consent requirements) for borrowings and letters of credit and will mature April 13, 2017. The aggregate unpaid principal amount of all borrowings, to the extent not previously repaid, is repayable on that date. Borrowings also are repayable at such other earlier times as may be required under or permitted by the terms of the Credit Agreement. Borrowings bear interest at floating rates based upon the Base Rate (as defined) or fixed rates based upon the Eurodollar Rate or Alternate Currency Rate (as defined), plus the Applicable Margin (as defined) in effect from time to time under the Credit Agreement based upon the Company’s Leverage Ratio (as defined). Interest on floating rate loans is payable quarterly in arrears and interest on fixed rate loans is payable at the end of the relevant interest period therefor, but in no event less frequently than every three months. There is no premium or penalty for prepayment of floating rate loans but prepayments of fixed rate loans may be subject to a prepayment fee. The Credit Agreement also permits the Company to make short term “Swing Loan” borrowings from the Agent in an aggregate amount not to exceed $35 million outstanding at any time. Swing Loans bear interest at the Agent’s cost of funds plus the Applicable Margin in effect from time to time.

The Credit Agreement contains customary representations and warranties and covenants, including restrictions on the incurrence of indebtedness and creation of liens and required maintenance of certain financial ratios. The Credit Agreement also contains customary Events of Default, which include payment and other covenant defaults, breaches of representations and warranties, Change in Control (as defined), certain ERISA defaults or failures to pay money judgments and certain defaults in respect of material indebtedness (indebtedness the aggregate principal amount of which exceeds the greater of $40 million or 5% of Consolidated Total Assets (as defined)), upon the occurrence of which, among other remedies, the Lenders may terminate their commitments and accelerate the maturity of indebtedness and other obligations under the Credit Agreement.

The above is a summary of certain terms and conditions of the Credit Agreement and is not a complete discussion of that Agreement or related documents.

Forward Looking Statements:

This Form 8-K may contain statements concerning certain trends, expectations, forecasts, estimates, or other forward-looking information affecting or relating to the Company or its industry, products or activities that are intended to qualify for the protections afforded “forward-looking statements” under the Private Securities Litigation Reform Act of 1995 and other laws and regulations. Forward-looking statements speak only as to the date of this report, and may be identified by the use of forward-looking terms such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “targets,” “forecasts,” “outlook,” “impact,”

“potential,” “confidence,” “improve,” “optimistic,” “deliver,” “comfortable,” “trend”, and “seeks,” or the negative of such terms or other variations on such terms or comparable terminology. Many important factors could cause actual results to differ materially from those in the forward-looking statements including, without limitation, disruption of production or supplies, changes in market conditions, political events, pending or future claims or litigation, competitive factors, technology advances, actions of regulatory agencies, and changes in laws, government regulations, labeling or product approvals or the application or interpretation thereof. Other risk factors are described herein and in the Company’s Form 10-K and other securities filings. Many of these important factors are outside STERIS’s control. No assurances can be provided as to any result or the timing of any outcome regarding matters described in this Form 8-K or otherwise. Unless legally required, the Company does not undertake to update or revise any forward-looking statements even if events make clear that any projected results, express or implied, will not be realized. Other potential risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements include, without limitation, (a) the potential for increased pressure on pricing or costs that leads to erosion of profit margins, (b) the possibility that market demand will not develop for new technologies, products or applications or the Company’s rebate program, transition plan or other business initiatives will take longer, cost more or produce lower benefits than anticipated, (c) the possibility that application of or compliance with laws, court rulings, certifications, regulations, regulatory actions, or other requirements or standards may delay, limit or otherwise affect the Credit Agreement or Company performance, results, prospects or value, (d) the potential of international unrest or effects of fluctuations in currencies, tax assessments or anticipated rates, raw material costs or availability, benefit or retirement plan costs, or other regulatory compliance costs, (e) the possibility of reduced demand, or reductions in the rate of growth in demand, for the Company’s products and services, (f) the possibility that anticipated growth, cost savings, rebate assumptions, new product acceptance, performance or approvals, including without limitation SYSTEM 1E and accessories thereto, or other results may not be achieved, or that transition, labor, competition, timing, execution, regulatory, governmental, or other issues or risks associated with our business, industry or initiatives including, without limitation, those matters described in our Form 10-K and other securities filings, may adversely impact company performance, results, prospects or value or result in Events of Default, (g) the effect of the contraction in credit availability, as well as the ability of our Customers and suppliers to adequately access the credit markets when needed, and (h) those risks described in our securities filings including our Annual Report on Form 10-K, and other securities filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERIS CORPORATION

By	/s/ Mark D. McGinley
Mark D. McGinley
Senior Vice President, General Counsel, and Secretary

Date: April 18, 2012

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